Guarantees, commitments and risks	12 Months Ended
Dec. 31, 2024
Guarantees, commitments and risks
Guarantees, commitments and risks

28 Guarantees, commitments and risks

Guarantees

(€ million)	December 31, 2024	December 31, 2023
Joint ventures	9,063	9,226
Associates	165	68
Others	424	398
	9,652	9,692

In the ordinary course of business, Eni issues guarantees on behalf of non-consolidated companies (joint ventures or associates) in relation to the fulfillment of contractual obligations, mainly autonomous contracts to guarantee the correct execution of works, participation in tenders and other commitments of companies relating to the Exploration & Production segment, as well as parent company guarantees to banks and financial institutions funding those non-consolidated entities in relation to the execution of capital projects in the interest of the Group (for example, projects for the development of reserves in the offshore Mozambique). Some guarantees have been issued to governments and state entities with the aim of insuring the counterparty against possible environmental damages or in relation to negligent conducts in the development of oil projects or failure to comply with contractual provisions. In case of guarantees for environmental damages or similar contractual breaches which do not provide a cap, the value reported reflects the management’s best estimate of potential maximum exposure. In case management would be unable to estimate the maximum amount of potential future payments, the adverse event is deemed to have only a remote possibility of occurrence or a negligible impact (as the case of the parent company guarantee issued on behalf of the jointly controlled entity Cardón IV in the event of a default on the supply of equity gas to the national oil company of Venezuela).

At December 31, 2024, the underlying commitment relating to the guarantees issued was €5,790 million (€6,373 million at December 31, 2023), which takes into account the progress of the activities and the repaid obligations.

Also on the basis of historical experience, management considers reasonably probable that such guarantees will not have significant effects on the economic results and cash flows of the consolidated financial statements.

Commitments and risks

(€ million)	December 31, 2024	December 31, 2023
Commitments	84,129	79,513
Risks	1,046	1,140
	85,175	80,653

Commitments related to: (i) parent company guarantees that were issued in connection with certain contractual commitments for hydrocarbon exploration and production activities and quantified, based on the capital expenditures to be incurred, to be €79,858 million (€73,615 million at December 31, 2023); (ii) a parent company guarantee of €3,849 million (€3,619 million at December 31, 2023) issued on behalf of Eni Abu Dhabi Refining & Trading BV following the Share Purchase Agreement to acquire from Abu Dhabi National Oil Company (ADNOC) a 20% equity interest in ADNOC Refining and the set-up of the joint venture ADNOC Global Trading Ltd dedicated to marketing petroleum products. The parent company guarantee will remain in force as long as the investment is maintained; (iii) commitments in the Plenitude business line for the purchase of renewable energy projects in United States, Italy, Norway and Spain for €246 million (€107 million at December 31, 2023).

Risks related to: (i) assets of third parties under custody of Eni for €772 million (€879 million at December 31, 2023); (ii) contractual assurances given to acquirers of certain investments and businesses of Eni for €264 million (€250 million at December 31, 2023).

Other commitments and risks

Other commitments include the agreements entered into for forestry initiatives, implemented within the low carbon strategy defined by the Company, concerning the commitments for the purchase until 2038 of carbon credits produced and certified according to international standards by subjects specialized in forest conservation programs.

In addition, Eni is exposed to non-quantifiable risks related to contractual guarantees issued in case of certain Eni transactions, including loss of control of subsidiaries and divestment of businesses and investments, against certain contingent liabilities deriving from tax, social security contributions, environmental issues and other matters applicable to periods during which such assets were operated by Eni or as result of Eni’s loss of control of formerly consolidated subsidiaries. Eni believes such matters will not have a material adverse effect on Eni’s results of operations and cash flow.

Eni has in place long-term natural gas supply contracts with the Russian company Gazprom. During 2024 supplies to Eni, which has regularly recognized the minimum contractual quantities, were effectively reduced to zero as part of various trade disputes between the parties. Eni, having fulfilled its contractual commitments, expects this situation to continue in 2025 also considering that the external context has not undergone any changes.

In many jurisdictions, when a seller is divesting an oil&gas asset, decommissioning obligations relating to the assets sold could revert to the seller in the event the buyer fails to perform and satisfy those obligations when they become due. This contingency applies to Eni’s divestment of petroleum properties in Alaska to Hilcorp. In the case of the business combination with Ithaca, this kind of contingency is estimated to be remote considering the liquidity of the acquirer. In the divestment of the NAOC subsidiary, Eni has been relieved of any decommissioning or other environmental liabilities also in connection with obligations arisen before the disposal.

Risk factors

The following is the description of financial risks and their management. With reference to the issues related to credit risk, the parameters adopted for the determination of Expected Credit Loss have been updated to take into account the current energy crisis and the impacts associated with the conflicts between Russia and Ukraine and in the Middle East.

As of December 31, 2024, the Company retains liquidity reserves that management deems enough to meet the financial obligations due in the next eighteen months.

Financial risks

Financial risks are managed in respect of the guidelines issued by the Board of Directors of Eni SpA in its role of directing and setting the risk limits, targeting to align and centrally coordinate Group companies’ policies on financial risks (“Guidelines on financial risks management and control”). The “Guidelines” define for each financial risk the key components of the management and control process, such as the target of the risk management, the valuation methodology, the structure of limits, the relationship model and the hedging and mitigation instruments.

Market risk

Market risk is the possibility that changes in currency exchange rates, interest rates or commodity prices will adversely affect the value of the Group’s financial assets, liabilities or expected cash flows. The Company actively manages market risk in accordance with the aforementioned guidelines that provide a centralized model of handling finance, treasury and risk management transactions based on the Company’s departments of operational finance: the parent company’s (Eni SpA) finance department and Banque Eni SA, which is subject to certain bank regulatory restrictions preventing the Group’s exposure to concentrations of credit risk, as well as Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA, that are in charge to execute certain activities relating to commodity derivatives. In particular, Eni Corporate finance department manages Eni subsidiaries’ financing requirements, covering funding requirements and using available surpluses and the transactions concerning currencies and financial derivative different from commodities of Eni, while Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA execute the negotiation of commodity derivatives over the market. Eni SpA, Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA (also through the subsidiary Eni Trading & Shipping Inc) perform trading activities in financial derivatives on external trading venues, such as European and non-European regulated markets, Multilateral Trading Facility (MTF), Organized Trading Facility (OTF), or similar brokerage platforms (i.e. SEF), as well as over the counter on a bilateral basis with external counterparties. Other legal entities belonging to Eni that require financial derivatives enter into these transactions through Eni Trade & Biofuels SpA, Eni Global Energy Markets SpA and Eni SpA based on the relevant asset class expertise. Eni uses derivative financial instruments in order to minimize exposure to market risks related to transactional exchange rates and interest rates, as well as to optimize exposure to commodity prices risk taking into account the currency in which commodities are quoted. Eni monitors that every activity in derivatives classified as risk-reducing is directly or indirectly related to covered industrial assets, so as to effectively optimize the risk profile to which Eni is exposed or could be exposed. If the result of the monitoring shows those derivatives should not be considered as risk reducing, these derivatives are reclassified in proprietary trading. As proprietary trading is considered separately from the other activities in specific portfolios of Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA, their exposure is subject to specific controls, both in terms of Value at Risk (VaR) and stop loss and in terms of nominal gross value. For Eni, the gross nominal value of proprietary trading activities is compared with the limits set by the relevant international standards. The framework defined by Eni’s guidelines provides that the valuation and control of market risk is performed on the basis of: maximum tolerable levels of risk exposure defined in terms of stop loss, which expresses the maximum tolerable amount of losses associated with a certain portfolio of assets over a pre-defined time horizon, and limits of strategy revision, which consist in the triggering of a revision process of the strategy in the event of exceeding the level of profit and loss given and VaR, which measures the maximum potential loss of the portfolio, given a certain confidence level and holding period, assuming adverse changes in market variables and taking into account the correlation among the different positions held in the portfolio. Eni’s finance department defines the maximum tolerable levels of risk exposure to changes in interest rates and foreign currency exchange rates in terms of VaR, pooling Group companies’ risk positions maximizing, when possible, the benefits of the netting activity. Eni’s calculation and valuation techniques are in accordance with banking standards, as established by the Basel Committee for bank activities surveillance. Tolerable levels of risk are based on a conservative approach, considering the industrial nature of the Company. Eni’s guidelines prescribe that Eni Group companies minimize such kind of market risks by transferring risk exposure to the parent company finance departments. Eni’s guidelines define rules to manage the commodity price risk aiming at optimizing core activities and pursuing preset targets of stabilizing industrial and commercial margins. The maximum tolerable level of risk exposure is defined in terms of VaR, limits of strategy revision, stop loss and volumes in connection with exposure deriving from commercial activities, as well as exposure deriving from proprietary trading, exclusively managed by Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA. Internal mandates to manage the commodity price risk provide for a mechanism of allocation of the Group’s maximum tolerable risk level to each business unit. In this framework, Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA, in addition to managing risk exposure associated with their own commercial activity and proprietary trading, pool the requests for negotiating commodity derivatives and execute them in the marketplace.

According to the targets of financial structure included in the financial plan approved by the Board of Directors, Eni decided to retain a cash reserve in which the amount of strategic liquidity is identified, to allow for any extraordinary needs to be met. The reserve is managed by Eni’s finance department, with the aim of optimizing performance while ensuring maximum protection of capital and its immediate liquidity within the limits assigned. The management of strategic liquidity is part of the asset management pursued through transactions on own risk in view of optimizing financial returns, while respecting authorized risk levels, safeguarding the Company’s assets and retaining quick access to liquidity. The four different market risks, whose management and control have been summarized above, are described below.

Market risk - Exchange rate

Exchange rate risk derives from the fact that Eni’s operations are conducted in currencies other than euro (mainly U.S. dollar). Revenues and expenses denominated in foreign currencies may be significantly affected by exchange rate fluctuations due to conversion differences on single transactions arising from the time lag existing between execution and definition of relevant contractual terms (economic risk) and conversion of foreign currency-denominated trade and financing payables and receivables (transactional risk). Exchange rate fluctuations affect the Group’s reported results and net equity as financial statements of subsidiaries denominated in currencies other than euro are translated from their functional currency into euro. Generally, an appreciation of U.S. dollar versus euro has a positive impact on Eni’s results of operations, and vice versa. Eni’s foreign exchange risk management policy is to minimize transactional exposures arising from foreign currency movements and to optimize exposures arising from commodity risk. Eni does not undertake any hedging activity for risks deriving from the translation of foreign currency denominated profits or assets and liabilities of subsidiaries, which prepare financial statements in a currency other than euro, except for single transactions to be evaluated on a case-by-case basis.

Effective management of exchange rate risk is performed within Eni’s finance departments, which pool Group companies’ positions, offsetting the exposures of opposite sign arising from business activities involved and hedging the residual exposure in the market, maximizing the benefits of the netting activity. To manage the residual exposure, the guidelines admit different derivatives, such as swaps, forwards and options. Such derivatives are evaluated at fair value based on standard market valuation algorithms and market prices provided by specialized public info-providers. The VaR techniques are based on variance/covariance simulation models and are used to monitor the risk exposure arising from possible future changes in market values over a 24-hour period within a 99% confidence level and a 1-day holding period.

Market risk - Interest rate

Changes in interest rates affect the market value of financial assets and liabilities of the Company valued at fair value and the level of finance expense and income. Eni’s interest rate risk management policy is to minimize risk with the aim to achieve financial structure objectives defined and approved in management’s “Finance plan”. Eni’s finance departments pool borrowing requirements of the Group companies in order to manage net positions and fund portfolio developments consistent with the finance plan, thereby maintaining a level of risk exposure within prescribed limits. Eni enters into interest rate derivative transactions to effectively manage the balance between fixed and floating rate debt. Such derivatives are evaluated at fair value based on market prices provided from specialized sources. VaR deriving from interest rate exposure is measured daily based on a variance/covariance model, with a 99% confidence level and a 1-day holding period.

Market risk - Commodity

Price risk of commodities is identified as the possibility that fluctuations in the price of materials and basic products produce significant changes in Eni’s operating margins, determining an impact on the economic result such as to compromise the targets defined in the four-year plan and in the budget. The commodity price risk arises in connection with the following exposures: (i) strategic exposure: exposures directly identified by the Board of Directors as a result of strategic investment decisions or outside the planning horizon of risk management. These exposures include, for example, exposures associated with the program for the production of oil&gas reserves, long-term gas supply contracts for the portion not balanced by sales contracts (already stipulated or expected), the margin deriving from the chemical transformation process, the refining margin and long-term storage functional to the logistic-industrial activities; (ii) commercial exposure: concerns the exposures related to components underlying the contractual arrangements of industrial and commercial (contracted exposure) activities normally related to the time horizon of the four-year plan and budget, components not yet under contract but which will be with reasonable certainty (commitment exposure) and the related activities of risk management. Commercial exposures are characterized by a systematic risk management activity conducted based on risk/return assumptions by implementing one or more strategies and subjected to specific risk limits (VaR, revision strategy limits and stop loss). In particular, the commercial exposures include exposures subjected to asset-backed hedging activities, arising from the flexibility/optionality of assets; (iii) proprietary trading exposure: transactions carried out autonomously for speculative purposes in the short term and normally not aimed at delivery with the intention of exploiting favorable price movements, spreads and/or volatility implemented autonomously and carried out regardless of the exposures of the commercial portfolio or physical and contractual assets. They are usually carried out in the short term, not necessarily aimed at the delivery and carried out by using financial or similar instruments in accordance with specific limits of authorized risk (VaR, stop loss). Strategic risk is not subject to systematic activity of management/hedging that is eventually carried out only in case of specific market or business conditions. Because of the extraordinary nature, hedging activities related to strategic risks are delegated to the top management, previously authorized by the Board of Directors. With prior authorization from the Board of Directors, the exposures related to strategic risk can be used in combination with other commercial exposures in order to exploit opportunities for natural compensation between the risks (natural hedge) and consequently reduce the use of financial derivatives (by activating logics of internal market). With regard to exposures of a commercial nature, Eni's risk management target is to optimize the "core" activities and preserve the economic/financial results. Eni manages the commodity price risk through the trading units (Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA) and the exposure to commodity prices through Eni’s finance departments by using financial derivatives traded on the regulated markets, MTF, OTF and financial derivatives traded over the counter (swaps, forward, contracts for differences and options on commodities) with the underlying commodities being crude oil, gas, refined products, power or emission certificates. Such financial derivatives are valued at fair value based on market prices provided from specialized sources and based on estimates provided by brokers or suitable valuation techniques. VaR deriving from commodity exposure is measured daily based on a historical simulation technique, with a 95% confidence level and a 1-day holding period.

Market risk - Strategic liquidity

Market risk deriving from liquidity management is identified as the possibility that changes in prices of financial instruments (bonds, money market instruments and mutual investment funds) affect the value of these instruments in case of sale or when they are valued at fair value in the financial statements. The setting up and maintenance of the liquidity reserve are mainly aimed to guarantee a proper financial flexibility. Liquidity should allow Eni to fund any extraordinary need (such as difficulty in access to credit, exogenous shock, macroeconomic environment, as well as merger and acquisitions) and must be dimensioned to provide a coverage of short-term debts and of medium and long-term finance debts due within a time horizon of 24 months. In order to manage the investment activity of the strategic liquidity, Eni defined a specific investment policy with aims and constraints in terms of the type of financial instruments that can be invested in, and operational boundaries, as well as governance guidelines regulating management and control systems. In particular, strategic liquidity management is regulated in terms of VaR (measured based on a parametrical methodology with a one-day holding period and a 99% confidence level), stop loss and other operating limits in terms of concentration, issuing entity, business segment, country of emission, duration, ratings and type of investing instruments in portfolio, aimed to minimize market and liquidity risks. Financial leverage or short selling is not allowed. As of 31 December 2024, the average rating of the Strategic liquidity investment portfolio was A/A-, in line compared to the end of 2023.

The following tables show amounts in terms of VaR, recorded in 2024 (compared with 2023), relating to interest rate and exchange rate risks in the first section and commodity price risk (aggregated by type of exposure). Regarding the management of strategic liquidity, the table reports the sensitivity to changes in interest rate.

(Value at risk - parametric method variance/covariance; holding period: 1 day; confidence level: 99%)

	2024				2023
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Interest rate (a)	13.03	3.92	5.95	7.50	7.26	0.90	2.30	1.32
Exchange rate (a)	5.47	0.07	1.65	0.69	0.62	0.04	0.21	0.33

(a) Value at risk deriving from interest and exchange rates exposures includes the following finance departments: Eni Corporate Finance Department and Banque Eni SA. Value in 2023 is calculated with: holding period: 20 days; confidence level: 99%.

(Value at risk - Historic simulation method; holding period: 1 day; confidence level: 95%)

	2024				2023
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Commercial exposures - Management Portfolio (a)	69.66	6.20	24.10	6.32	257.89	6.38	55.35	6.71
Trading (b)	1.74	0.21	0.53	0.31	1.53	0.05	0.43	0.21

(a) Refers to Global Gas & LNG Portfolio business area, Power Generation & Marketing, REVT, Plenitude, Eni Trading & Biofuels, Eni Global Energy Markets (commercial portfolio). VaR is calculated on the so-called Statutory view, with a time horizon that coincides with the year considering all the volumes delivered in the year and the relevant financial hedging derivatives. Consequently, during the year the VaR pertaining to GGP, Power G&M, REVT and Plenitude during the year presents a decreasing trend following the progressive reaching of the maturity of the positions within the annual horizon.

(b) Cross-commodity proprietary trading, through financial instruments, refers to Eni Trading & Biofuels SpA and Eni Global Energy Markets SpA and Eni Trading & Shipping Inc.

(Sensitivity - Dollar value of 1 basis point - DVBP)

	2024				2023
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Strategic liquidity - € Portfolio	0.60	0.20	0.40	0.60	0.22	0.13	0.18	0.19

(Sensitivity - Dollar value of 1 basis point - DVBP)

	2024				2023
($ million)	High	Low	Average	At year end	High	Low	Average	At year end
Strategic liquidity - US dollar Portfolio	0.20	0.10	0.10	0.10	0.12	0.04	0.08	0.11

Credit risk

Credit risk is the potential exposure of the Group to losses in case counterparties fail to fulfill obligations. Eni defined credit risk management policies consistent with the nature and characteristics of the counterparties of commercial and financial transactions regarding the centralized finance model. The Company adopted a model to quantify and control the credit risk based on the evaluation of the expected credit loss which represents the probability of default and the capacity to recover credits in default that is estimated through the so-called Loss Given Default. In the credit risk management and control model, credit exposures are distinguished by commercial nature, in relation to sales contracts on commodities related to Eni’s businesses, and by financial nature, in relation to the financial instruments used by Eni, such as deposits, derivatives and real estate securities.

Credit risk for commercial exposures

Credit risk arising from commercial counterparties is managed by the business units and by the specialized corporate finance and dedicated administration departments and is operated based on formal procedures for the assessment of commercial counterparties, the monitoring of credit exposures, credit recovery activities and disputes. At a corporate level, the general guidelines and methodologies for quantifying and controlling customer’s risk are defined, in particular the riskiness of commercial counterparties is assessed through an internal rating model that combines different default factors deriving from economic variables, financial indicators, payment experiences and information from specialized primary info providers. The probability of default related to State Entities or their closely related counterparties (e.g. National Oil Company), essentially represented by the probability of late payments, is determined by using the country risk premiums adopted for the purposes of the determination of the WACCs for the impairment of non-financial assets. Finally, for retail positions without specific ratings, risk is determined by distinguishing customers in homogeneous risk clusters based on historical series of data relating to payments, periodically updated.

Credit risk for financial exposures

With regard to credit risk arising from financial counterparties essentially deriving from current and strategic use of liquidity and derivative contracts, Eni has established internal policies providing exposure control and concentration through maximum credit risk limits corresponding to different classes of financial counterparties based on ratings provided for by primary credit rating agencies. Credit risk arising from financial counterparties is managed by the Eni’s operating finance departments, Eni Global Energy Markets SpA, Eni Trade & Biofuels SpA and Eni Trading & Shipping Inc specifically for commodity derivatives transactions consistently with the Group centralized finance model. Eligible financial counterparties are closely monitored by each counterpart and by group of belonging to check exposures against the limits assigned daily and the Expected Credit Loss analysis and the concentration periodically.

Liquidity risk

Liquidity risk is the risk that suitable sources of funding for the Group may not be available, or the Group is unable to sell its assets in the marketplace. Such a situation would negatively affect Group results, as it would result in the Company incurring higher borrowing expenses to meet its obligations or under the worst of conditions the inability of the Company to continue as a going concern. Eni’s risk management targets include the maintaining of an adequate level of financial resources readily available to deal with external shocks (drastic changes in the scenario, restrictions on access to capital markets, etc.) or to ensure an adequate level of operational flexibility for the development projects of the Company. The strategic liquidity reserve is employed in short-term marketable financial assets, favoring investments with a very low risk profile. At present, the Group believes to have access to more than sufficient funding to meet the current foreseeable borrowing requirements due to available cash on hand financial assets and borrowing facilities and the access to a wide range of funding opportunities which can be activated through the credit system and capital markets.

Due to the continuing volatility of commodity markets and the related financial commitment linked to the margin of commodity derivatives, Eni consolidated its financial flexibility achieved in the last years through the activation of liquidity swaps in addition to new financing lines acquired.

Eni has in place a program for the issuance of Euro Medium Term Notes up to €20 billion, of which €15.3 billion were drawn as of December 31, 2024.

The Group has credit ratings of A- outlook Negative and A-2, respectively, for long and short-term debt, assigned by Standard & Poor’s; Baa1 outlook Stable and P-2, respectively, for long and short-term debt, assigned by Moody’s; A- outlook Stable and F1, respectively for long and short-term debt, assigned by Fitch. Eni’s credit rating is linked, in addition to the Company’s industrial fundamentals and trends in the trading environment, to the sovereign credit rating of Italy. Based on the methodologies used by the credit rating agencies, a downgrade of Italy’s credit rating may trigger a potential knock-on effect on the credit rating of Italian issuers such as Eni. During 2024 Standard & Poor's revised Eni's outlook from Stable to Negative.

During 2024, Eni extended its Euro Commercial Paper program from €4 billion to €6 billion. As of December 31, 2024, available committed borrowing facilities amounted to €9 billion.

Expected payments for financial debts, lease liabilities, trade and other payables

The table below summarizes the Group main contractual obligations for finance debt and lease liability repayments, including expected payments for interest charges and liabilities for derivative financial instruments.

	Maturity year
(€ million)	2025	2026	2027	2028	2029	2030 and thereafter	Total
December 31, 2024
Financial liabilities	8,370	2,410	2,815	5,568	2,018	8,916	30,097
Lease liabilities	1,261	781	663	572	468	2,688	6,433
Fair value of derivative instruments	1,921	31	6	48	4	64	2,074
	11,552	3,222	3,484	6,188	2,490	11,668	38,604
Interest on finance debt	880	705	661	552	369	2,786	5,953
Interest on lease liabilities	336	284	248	212	184	708	1,972
	1,216	989	909	764	553	3,494	7,925
Financial guarantees	1,106						1,106

	Maturity year
(€ million)	2024	2025	2026	2027	2028	2029 and thereafter	Total
December 31, 2023
Financial liabilities	7,432	2,689	3,219	2,611	5,520	7,780	29,251
Lease liabilities	1,120	691	476	399	364	2,270	5,320
Fair value of derivative instruments	2,414	21	40	5	37	50	2,567
	10,966	3,401	3,735	3,015	5,921	10,100	37,138
Interest on finance debt	738	676	572	496	389	804	3,675
Interest on lease liabilities	269	221	188	167	148	668	1,661
	1,007	897	760	663	537	1,472	5,336
Financial guarantees	1,114						1,114

Liabilities for leased assets including interest charges for €925 million (€741 million at December 31, 2023) pertained to the share of joint operators participating in unincorporated joint operation operated by Eni which will be recovered through a partner-billing process.

The table below presents the timing of the expenditures for trade and other payables.

	Maturity year
(€ million)	2025	2026 - 2029	2030 and thereafter	Total
December 31, 2024
Trade payables	15,170			15,170
Other payables and advances	6,922	59	121	7,102
	22,092	59	121	22,272

	Maturity year
(€ million)	2024	2025 - 2028	2029 and thereafter	Total
December 31, 2023
Trade payables	14,231			14,231
Other payables and advances	6,423	50	104	6,577
	20,654	50	104	20,808

Expected payments under contractual obligations[23]

In addition to lease, financial, trade and other liabilities represented in the balance sheet, the Company is subject to non-cancellable contractual obligations or obligations, the cancellation of which requires the payment of a penalty. These obligations will require cash settlements in future reporting periods. These liabilities are valued based on the net cost for the company to fulfill the contract, which consists of the lowest amount between the costs for the fulfillment of the contractual obligation and the contractual compensation/penalty in the event of non-performance.

The Company’s main contractual obligations at the balance sheet date comprise take-or-pay clauses contained in the Company’s gas supply contracts or shipping arrangements, whereby the Company obligations consist of off-taking minimum quantities of product or service or, in case of failure, paying the corresponding cash amount that entitles the Company the right to collect the product or the service in future years. The amounts due were calculated on the basis of the assumptions for gas prices and services included in the four-year industrial plan approved by the Company’s management and for subsequent years on the basis of management’s long-term assumptions.

The table below summarizes the Group principal contractual obligations for the main existing contractual obligations as of the balance sheet date, shown on an undiscounted basis. Amounts expected to be paid in 2025 for decommissioning oil&gas assets and for remediation activities are based on management’s estimates and do not represent financial obligations at the closing date.

	Maturity year
(€ million)	2025	2026	2027	2028	2029	2030 and thereafter	Total
Decommissioning liabilities (a)	918	614	577	572	779	11,009	14,469
Environmental liabilities	743	603	457	361	354	1,220	3,738
Purchase obligations (b)	22,828	20,864	16,216	14,503	12,108	58,558	145,077
- Gas
. take-or-pay contracts	20,015	19,672	15,800	14,170	11,970	58,247	139,874
. ship-or-pay contracts	683	514	331	329	135	286	2,278
- Other purchase obligations	2,130	678	85	4	3	25	2,925
Other obligations	11	7					18
- Memorandum of intent - Val d’Agri	11	7					18
Total (c)	24,500	22,088	17,250	15,436	13,241	70,787	163,302

(a) Represents the estimated future costs for the decommissioning of oil and natural gas production facilities at the end of production life of fields, well-plugging, removal of the structures and site restoration.

(b) Represents any agreement to purchase goods or services that is enforceable and legally binding. For take-or-pay contracts with Gazprom, please refer to the section "Other commitments and risks".

(c) Expected payments under contractual obligations comprises obligations for site abandonment and restoration costs directly associated with assets held for sale for €155 million.

Capital investment and capital expenditure commitments

In the next four years, Eni expects capital investments and capital expenditures of €33 billion. The table below summarizes Eni’s full-life capital expenditure commitments for property, plant and equipment and capital projects at the closing date. A project is considered to be committed when it has received the appropriate level of internal management approval and for which procurement contracts have usually already been awarded or are being awarded.

The amounts shown in the table below include committed expenditures to execute certain environmental projects.

	Maturity year
(€ million)	2025	2026	2027	2028	2029 and thereafter	Total
Committed projects	7,674	5,896	3,579	2,280	174	19,603

[23] Contractual obligations related to employee benefits are indicated in note 22 - Provisions for employee benefits.

Other information about financial instruments

	2024			2023
	Carrying amount	Income (expense) recognized in		Carrying amount	Income (expense) recognized in
(€ million)		Profit and loss account	OCI		Profit and loss account	OCI
Financial instruments at fair value with effects recognized in profit and loss account:
Financial assets at fair value through profit or loss (a)	6,797	388		6,782	284
Non-hedging and trading derivatives (b)	(1,119)	(73)		837	417
Other investments valued at fair value (c)	1,395	227	62	1,256	255	45
Receivables and payables and other assets/liabilities valued at amortized cost:
Trade receivables and other (d)	17,753	(106)		17,054	(285)
Financing receivables (e)	4,238	233		3,136	141
Securities (a)	62	1		61	1
Trade payables and other (a)	22,273	(153)		20,808	69
Financing payables (f)	30,390	(1,176)		28,729	(734)
Net assets (liabilities) for hedging derivatives (g)	7	(95)	(912)	(35)	(442)	541

 (a) Income or expense were recognized in the profit and loss account within "Finance income (expense)".

(b) In the profit and loss account, economic effects were recognized as loss within "Other operating income (loss)" for €352 million (income for €478 million in 2023) and in the "Finance income (expense)".

(c) Income or expense were recognized in the profit and loss account within "Income (expense) from investments - Dividends".

(d) Income or expense were recognized in the profit and loss account as net impairments within "Net (impairments) reversals of trade and other receivables" for €168 million (net impairments for €249 million in 2023) and as income within "Finance income (expense)" for €62 million (expense for €36 million in 2023), including interest income calculated on the basis of the effective interest rate of €27 million (interest income for €15 million in 2023).

(e) In the profit and loss account, income or expense were recognized as income within "Finance income (expense)", including interest income calculated on the basis of the effective interest rate of €175 million (interest income for €144 million in 2023) and net impairments for €22 million (net impairments for €6 million in 2023).

(f) In the profit and loss account, income or expense were recognized as expense within "Finance income (expense)", including interest expense calculated on the basis of the effective interest rate of €897 million (interest expense for €743 million in 2023).

(g) In the profit and loss account, income or expense were recognized within "Sales from operations" , "Purchase, services and other" and “Finance income (expense)".

Disclosures about the offsetting of financial instruments

(€ million)	Gross amount of financial assets and liabilities	Gross amount of financial assets and liabilities subject to offsetting	Net amount of financial assets and liabilities
December 31, 2024
Financial assets
Trade and other receivables	21,330	4,429	16,901
Other current assets	5,182	1,520	3,662
Other non-current assets	4,012	1	4,011
Financial liabilities
Trade and other liabilities	26,521	4,429	22,092
Other current liabilities	6,569	1,520	5,049
Other non-current liabilities	4,450	1	4,449
December 31, 2023
Financial assets
Trade and other receivables	19,936	3,385	16,551
Other current assets	8,525	2,888	5,637
Other non-current assets	3,400	7	3,393
Financial liabilities
Trade and other liabilities	24,039	3,385	20,654
Other current liabilities	8,467	2,888	5,579
Other non-current liabilities	4,103	7	4,096

The offsetting of financial assets and liabilities related to: (i) receivables and payables pertaining to the Exploration & Production segment towards State entities for €4,429 million (€3,385 million at December 31, 2023); (ii) other current and non-current assets and liabilities for derivative financial instruments of €1,508 million (€2,895 million at December 31, 2023) and other assets and liabilities for €13 million.

Legal Proceedings

Eni is a party in a number of civil actions and administrative arbitral and other judicial proceedings arising in the ordinary course of business. Based on information available to date, taking into account the existing risk provisions disclosed in note 21 — Provisions and that in some instances it is not possible to make a reliable estimate of contingency losses, Eni believes that the foregoing will likely not have a material adverse effect on the Group Consolidated Financial Statements.

In addition to proceedings arising in the ordinary course of business referred to above, Eni is party to other proceedings, and a description of the most significant proceedings currently pending is provided in the following paragraphs. Generally, and unless otherwise indicated, these legal proceedings have not been provisioned because Eni believes a negative outcome to be unlikely or because the amount of the provision cannot be estimated reliably.

1. Environment, health and safety

1.1 Criminal proceedings in the matters of environment, health and safety

(i) Eni Rewind SpA – Crotone omitted clean-up. In April 2017, the Public Prosecutor of Crotone initiated a criminal case relating to reclamation activities at the Crotone site. Meanwhile, the new clean-up project presented by the Company POB phase 2 was approved by the Italian Ministry for the Environment. By a court order of January 10, 2022, the judge of the preliminary hearing of Crotone ordered the performing of an independent technical assessment on the environmental status of the site which ascertained that Eni Rewind had carried out the environmental activities in its own areas in compliance with the granted authorizations. A decision of the Public Prosecutor is awaiting following the filing of this supplementary consultancy.

(ii) Eni Rewind SpA - Illegal landfill in Minciaredda area, Porto Torres site. In 2015, the Public Prosecutor of Sassari had initiated a criminal case for alleged crimes of unauthorized landfill management and environmental disaster concerning the landfill area, near the western border of the Porto Torres site (Minciaredda area), managed by Eni Rewind which was charged of being liable pursuant to Legislative Decree No. 231/01. This decree states the responsibility of legal entities for the crimes committed by their employees acting on behalf of them. The remediation and clean-up plan of the site filed by Eni Rewind was granted the necessary administrative authorization in July 2018. Upon conclusion of the investigations, the judge of the preliminary hearing resolved that the natural persons allegedly liable of the environmental crimes and the legal entity would stand trial. The court also resolved that Eni Rewind would be sued for civil liability. The region of Sardegna and other territorial administrations and NGOs were admitted in the proceeding as civil plaintiffs. Subsequently, Eni Rewind was acquitted due to the inability to proceed with the action against it pursuant to Legislative Decree No. 231/01 and definitively excluded from the criminal trial.

In the context of the criminal proceedings against the managers of Eni Rewind, however, on November 13, 2022, the Court of Sassari pronounced an acquittal sentence for the non-existence of the crime of illegal waste and for not having committed the crime of environmental disaster.

Due to the effects of the acquittal, the damage compensation claimed by the civil parties against the defendants and Eni Rewind were rejected. Since the public prosecutor and the civil parties have filed an appeal against the first instance sentence, the judgement is still pending against the Second Instance Court.

(iii) Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA — Alleged environmental disaster. A criminal proceeding is pending in relation to crimes allegedly committed by the managers of the Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA relating to environmental disaster, unauthorized waste disposal and unauthorized spill of industrial wastewater. The Raffineria di Gela SpA has been prosecuted for administrative offence pursuant to Legislative Decree No. 231/01. This criminal proceeding initially regarded soil pollution allegedly caused by spills from 14 tanks of the refinery storage, which had not been provided with double bottoms, and pollution of the sea water near the coastal area adjacent to the site due to the failure of the barrier system implemented as part of the clean-up activities conducted at the site. The Public Prosecutor of Gela then merged into this proceeding the other investigations related to the pollution that occurred at the other sites of the Gela refinery as well as hydrocarbon spills at facilities of Eni Mediterranea Idrocarburi SpA. A first instance acquittal was issued in favor of the defendants and the Company.

(iv) Val d’Agri. In March 2016, the Public Prosecutors of Potenza started a criminal investigation into alleged illegal handling of waste material produced at the Viggiano oil center (COVA), part of the Eni operated Val d’Agri oil complex. The Prosecutors ordered the house arrest of 5 Eni employees and the seizure of certain plants functional to the production activity of the Val d’Agri complex which, consequently, was shut down. From the commencement of the investigation, Eni has carried out several technical and environmental surveys, with the support of independent experts of international standing, who found a full compliance of the plant and the industrial process with the requirements of the applicable laws, as well as with best available technologies and international best practices. The Company implemented certain corrective measures to upgrade plants which were intended to address the claims made by the Public Prosecutor about an alleged operation of blending which would have occurred during normal plant functioning. Those corrective measures were favorably reviewed by the Public Prosecutor. The Company restarted the plant in August 2016. In relation to the criminal proceeding, the Public Prosecutor’s Office requested the indictment of all the defendants for alleged illegal trafficking of waste, violation of the prohibition of mixing waste, unauthorized management of waste and other violations, and the Company for administrative offenses pursuant to Legislative Decree No. 231/01. The trial started in November 2017. At the conclusion of the preliminary hearings, the Court of Potenza, on March 10, 2021, acquitted all the defendants in relation to the allegation of false statements in an administrative deed, while in relation to the alleged administrative offenses, the Court found that there was no need to proceed due to the statute of limitations. Finally, in relation to the alleged crime of illegal trafficking of waste, the Court acquitted two former employees of the Southern District for not having committed the crime, convicted six former officials of the same District with suspension of the sentence and sentenced Eni pursuant to Legislative Decree No. 231/01 to pay a fine of €700,000, with the contextual confiscation of a sum of €44,248,071 deemed to constitute the unfair profit obtained from the crime, from which Eni will deduct the amount incurred for the plant upgrade carried out in 2016. Following the filing of the merits of the sentence by the Court, an appeal was promptly filed against all the condemnations. The appeal proceedings are underway.

(v) Proceeding Val d’Agri — Tank spill. In February 2017, following the detection of an oil leak from one of the tanks of the COVA, a criminal proceeding for alleged environmental disaster was commenced against some former COVA officers, the Operation Managers in charge since 2011 and the HSE Manager in charge at the time of the accident. Eni was investigated too, in relation to the same alleged crimes pursuant to Legislative Decree No. 231/01. In the same year, the Company promptly equipped all COVA tanks with double bottoms, complied with all regulatory requirements, carried out all necessary remediation and safety measures to ensure continuity of oil activities, after a brief shutdown, and provided compensation for damages to all the landlords of areas close to the COVA, which were affected by a spillover.

The Public Prosecutor, at the conclusion of the preliminary investigations, required the indictment for the employees and for Eni pursuant to Legislative Decree No. 231/01 At the outcome of the preliminary hearing the judge issued a sentence not to prosecute the Company for the events up to 2015 because the fact was not envisaged by the law as a crime to claim a legal entity liable for. With reference to the events subsequent to 2015, the judge acknowledged the nullity of the request for indictment, thus returning the documents to the Public Prosecutor.

Finally, the judge of the preliminary hearing approved to put on trial two Eni employees before the Court of Potenza, with the allegation of unnamed disaster. Several parties filed an application to bring a civil action and, pending assessment of the requests for exclusion presented by the defense with respect to the latter, the Court issued a summons decree from Eni, as civilly liable and Eni duly reconstituted itself. The two proceedings against natural persons - i.e., the ordinary trial and the immediate trial - were then combined by the Court into a single trial, currently pending in the initial phase.

As regards, the Company as an entity pursuant to Legislative Decree No. 231/01, the Public Prosecutor issued a new request for indictment, at the end of which the judge ordered the judgment against Eni SpA. The Court annulled this decree due to the indeterminacy of the indictment against the Company, returning the documents to the judge of preliminary hearing.

(vi) Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA — Waste management of the landfill Camastra. In June 2018, the Public Prosecutor of Palermo (Sicily) notified Eni’s subsidiaries Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA of a criminal proceeding relating to allegations of unlawful disposal of industrial waste resulting from the reclaiming activities of soil, which were discharged at a landfill owned by a third party. The Prosecutor charged the then chief executive officers of the two subsidiaries, and the legal entities have been charged with the liability pursuant to Legislative Decree No. 231/01. The alleged wrongdoing related to the willful falsification of the waste certification for purpose of discharging at the landfill. The charges against the CEO of the Refinery of Gela SpA and the company itself were dismissed, while a request to put on trial the CEO of Eni Mediterranea Idrocarburi SpA and the company was approved. The proceeding is in progress before the Court of Agrigento, to which the proceeding has been transferred due to territorial jurisdiction.

(vii) Versalis SpA — Preventive seizure at the Priolo Gargallo plant. In February 2019, the Court of Syracuse at the request of the Public Prosecutor of Siracusa ordered the seizure of the Priolo/Gargallo plant as part of an ongoing investigation concerning the offenses of dangerous disposal of materials and environmental pollution, by the former plant manager of Priolo, as well as of Versalis, pursuant to Legislative Decree No. 231/01. The Public Prosecutor’s thesis, according to the consultants, is that the seized plants had points of emissions that do not comply with the Best Available Techniques (BAT), therefore resulting in violation of the applicable legislation, which determined the annulment of the seizure of the plants in March 2019, evaluating the plant improvements made by Versalis even before the seizure. In March 2021, a notice of conclusion of the preliminary investigations was thus notified, with the formulation by the Public Prosecutor of the allegations already previously stated. At present there is no news of further procedural developments.

(viii) Versalis SpA - Seizure of the treatment plant managed by IAS SpA - Priolo Gargallo. By the end of February 2022, the Public Prosecutor of Syracuse commenced a proceeding relating to alleged crimes of environmental disaster and violation of the legislation on discharges in relation to the industrial waste discharge system of the Versalis plant at the Priolo treatment plant managed by IAS SpA against two former directors of the Versalis plant in Priolo, as well as an employee of Versalis, having then a managerial role in Priolo Servizi.

The legal entities Versalis, Priolo Servizi and the other co-located companies were under investigation pursuant to Legislative Decree 231/01.

On June 15, 2022, the Judge for Preliminary Investigations ordered the seizure of the reclamation plant and the shareholding of IAS SpA, with the appointment of a judicial administrator of the assets subject to seizure. Subsequently, the investigations were enlarged to the current manager of the Versalis Plant and to the CEO of Priolo Servizi, who was an employee of Versalis SpA. Versalis SpA challenged the ‘Integrated Environmental Authorization' (“AIA”) issued to IAS before the Regional Administrative Court of Catania only for the part in which the provision is interpreted as imposing new and different limits on discharge, compared to those contained in the authorizations originally granted to the Eni’s subsidiary. In the meantime, the AIA issued for the management of the reclamation plant by IAS has been suspended by the Region of Sicily. Versalis therefore challenged before the TAR the provision to initiate a review of its AIA and, with a separate appeal, the provision of suspension of the AIA of IAS by the Region of Sicily. At the same time, the Public Prosecutor of Syracuse raised the question before the Third Instance Court which, following the hearing on May 7, 2024, declared the constitutional illegitimacy of the provision in the part in which it does not provide for the measures indicated therein to apply for a period of time not exceeding thirty-six months. A proceeding is pending before the Court of Rome relating to the authorization to continue the production activity. The proceeding was transferred to the Third Instance Court and Versalis also appealed. Meanwhile, the criminal proceeding is ongoing.

(ix) Eni SpA - Fatal accident Ancona offshore platform. On March 5, 2019, a fatal accident occurred at the Barbara F platform offshore of Ancona that resulted in the death of an Eni employee and the injury of two contractors. Two contract workers and the family of the Eni employee were all fully compensated. As part of the technical assessment of the incident, the Public Prosecutor of Ancona resolved to put under investigation two Eni employees. Also, the Company was put under investigation as entity liable pursuant to Legislative Decree No. 231/01, and two employees of the contractor company engaged in the work. At the outcome of the preliminary hearing, the Judge ordered the indictment for all the defendants and Eni. The proceeding is currently pending in the preliminary hearing phase.

(x) Raffineria di Gela SpA and Eni Rewind SpA - Groundwater pollution survey and reclamation process of the Gela site. Following complaints made by former contractors, the Public Prosecutor of Gela commenced a proceeding for allegations of environmental pollution, omitted clean-up, negligent personal injury and illegal waste management in the area of the Gela refinery, as part of the execution of clean-up of soil and groundwater as well as decommissioning activities in the area currently managed by Eni Rewind SpA, also on behalf of the companies Raffineria di Gela SpA, ISAF SpA (in liquidation) and Versalis SpA with respect to the efficiency and efficacy of the barrier system. The Public Prosecutor carried out various checks and investigations, and then proceeded with a preventive seizure, with reference to the plants used for the remediation of the site's underground water currently managed by Eni Rewind as well as the plant areas intended for the implementation of the groundwater remediation project. A judicial administrator was appointed to manage those facilities.

The judicial administrator filed an initial technical report in which he confirmed that the clean-up activities were being executed in compliance with the legislation and with a series of implementation improvements by the company in agreement with other parties in charge. The Public Prosecutor's Office also issued a summon decree. On January 29, 2025, following the first-instance hearing, the Court of Gela issued a sentence of acquittal "because the fact does not exist" against all the defendants, simultaneously ordering the revocation of the seizure and the appointment of the judicial administrator.

(xi) Eni Rewind SpA and Versalis SpA - Mantua. Environmental crime investigation. With regard to the Mantua site, where the company is executing duly authorized environmental activities, in August and September 2020, the Public Prosecutor notified the conclusion of a preliminary investigation relating to several criminal proceedings. Several employees of the Eni’s subsidiaries Versalis SpA and Eni Rewind SpA as well as of a third-party company Edison SpA were notified of being under investigation. Furthermore, the above-mentioned legal entities were being investigated pursuant to Legislative Decree No. 231/01. The Public Prosecutor is alleging, with respect to some specific areas related to the Mantua industrial hub, the crimes of unauthorized waste management, environmental damage and pollution, omitted communication of environmental contamination and omitted clean-up. Following the filing of defense briefs addressed to the investigating authority, the case has been dismissed against some individuals and archived. The Public Prosecutor’s Office then requested the indictment of the remaining defendants. During the Preliminary Hearing, the MITE, the Province of Mantua, the Municipality of Mantua and Mincio Regional Park were allowed in the trial as plaintiffs, while the companies Eni Rewind, Versalis and Edison were instead sued as civil parties and therefore they appeared in court. The Preliminary Hearing Phase ended with the provision of GUP, which ordered the indictment of all the defendants and of the abovementioned companies, with the exception of a former employee of Versalis and of two Edison employees. The proceeding is pending on the trial phase.

(xii) Eni SpA R&M Depot of Civitavecchia - Criminal proceedings for groundwater pollution. In the period in which Eni was in charge of the Civitavecchia storage hub (2008-2018), pending the approval of a characterization plan of the environmental status of the site, the Company, in coordination with public authorities, adopted measures to preserve the safety of the groundwaters and to pursue the clean-up process of the site until its disposal.

The Public Prosecutor of Civitavecchia contested, among others, the former manager of the Eni fuel storage hub of Civitavecchia, the alleged crime of environmental pollution. Eni is under investigation pursuant to Legislative Decree No. 231/01. The first instance proceeding is underway.

(xiii) Eni SpA R&M Genoa Pegli storage hub - Criminal proceeding for crude oil spill - September 2022. Following a crude oil spill that occurred at the Genoa Pegli depot on September 27, 2022, the Public Prosecutor's Office of Genoa instituted criminal proceedings for the alleged crime of culpable environmental disaster, charged against four Eni employees, while the Company is charged with an administrative offense pursuant Legislative Decree No. 231/01. The proceeding is pending in the preliminary investigation phase.

(xiv) Sannazzaro Refinery - Proceeding in relation to alleged criminal environmental pollution and discharge - Public Prosecutor's Office of Pavia. A criminal proceeding is pending for alleged crimes of environmental pollution and lack of remediation against some pro-tempore directors and HSE managers of the refinery located at Sannazzaro de' Burgondi who are under investigation, as well as Eni SpA pursuant to the Legislative Decree no. 231/2001, in relation to the alleged crime of environmental pollution on site, with a seizure of the sewage treatment plant (TAE), and possible expansion of the area affected by possible pollution beyond the site's hydraulic barriers.

On November 28, 2023, the TAE plant was released from seizure. The Prosecutor's Office has ordered three unrepeatable technical investigations, during which further complaints regarding further environmental complaints. At the conclusion of the preliminary investigation phase, the allegations raised were confirmed.

(xv) Eni SpA - Pomezia depot – Involuntary environmental pollution. A criminal proceeding is ongoing concerning an alleged crime of pollution of the groundwater underlying the fuel depot in Pomezia attributable, according to the indictment, to product leaks from the tanks.

The Public Prosecutor's Office has appointed its consultants to carry out a technical review of the site to verify the state of environmental contaminations at the tanks. As a result of these assessments, two Eni's employees as well as Eni SpA pursuant to Legislative Decree no. 231/01 were notified of being under investigation for the alleged crime. Subsequently, the Public Prosecutor issued a request for indictment and, following the preliminary hearing, the trial was issued. The proceeding is pending at the stage of initiation of the first instance judgement.

(xvi) Eni SpA - Calenzano depot - explosion. The proceeding concerns the fatal accident which caused the death of five contractors of Eni due to an explosion occurred during the carrying out of operations at the fuel storage site in Calenzano (Florence) on December 9, 2024, and the consequential order of seizure of the site from the Judicial authorities. The proceeding was initially charged against unknown persons for aggravated multiple involuntary manslaughter, willful omission of precautions against accidents at work and unnamed disaster. The Public Prosecutor's Office appointed a pool of technical consultants to ascertain dynamics and causes of the event and identify any responsibilities and, in the course of the investigations carried out so far, several perquisitions were executed with the acquisition of all the requested documentation, spontaneously delivered by the Company. Recently, the Public Prosecutor's Office has notified a notice of investigation against the Employer and Manager of the Calenzano storage hub and other Managers and operators of technical operational areas related to the activities of the site, as well as two employees of a supplier, for the alleged crime of complicity in multiple involuntary manslaughter, complicity in multiple negligent personal injuries and complicity in unnamed negligent disaster, as well as against Eni SpA pursuant to Legislative Decree 231/01. At the same time, the Public Prosecutor's Office has requested a probatory incident from the Judge for Preliminary Investigations to carry out an expert assessment.

The Company is collecting all requests for compensation in relation to any material and non-material damage that has occurred for their settlement, regardless of any aspect of the merits of the matter. A provision has been accrued considering a preliminary estimate of the damages resulting from the event. The case is still pending in the preliminary investigation phase.

1.2 Civil and administrative proceedings in the matters of environment, health, safety and antitrust

(i) Republic of Kazakhstan / Eni SpA, Agip Karachaganak BV et al. The Republic of Kazakhstan (“Rok”) promoted an international arbitration against the consortium of international oil companies that manage the Karachaganak fields, pursuant to the Final Production Sharing Agreement which governs the project activities (Eni’s share 29.25%). Rok is claiming a revision of the cost recovery of the companies in the period 2010-2020 and formally started the proceedings in March 2023 with the appointment of an arbitrator. In April 2024, Rok presented its statements of claim, and the proceeding is now underway. Eni is evaluating the merit of these requests and therefore it is not possible to reliably estimate the outcome of the proceedings.

(ii) Republic of Kazakhstan/ Agip Caspian Sea BV et al. The Republic of Kazakhstan (“Rok”) promoted a further international arbitration, pursuant to the North Caspian Sea Production Sharing Agreement “NCSPSA” against the Contractor (Eni’s share 16.67%). The Claims advanced by the Republic refer to alleged violations of the NCSPSA, including cost recovery exceptions and failure to pursue development opportunities. The proceeding is ongoing; Eni is continuing to evaluate the merit of the arbitration claims in light of the available investigative evidence and, therefore, it is not possible to estimate the outcome of the proceedings.

(iii) Administrative proceeding – Novamont. In 2024, the Italian Competition and Market Authority (ACGM) initiated a proceeding against Novamont SpA, notifying its parent company Eni SpA for alleged abuse of a dominant position in the bioplastics market. In February 2025, AGCM sent the company a communication of the investigation results.

As of the date of filing of the Financial Statements, the investigation results are being analyzed for the purposes of the subsequent procedural phases. The Company believes it has valid defense elements to support the correctness of its actions.

(iv) Eni Rewind SpA — Versalis SpA — Eni SpA (R&M) — Augusta Harbor. The complex administrative dispute relating to the environmental status of the Augusta harbor commenced in September 2017 with a formal notice issued by the Ministry of the Environment against the companies operating at the Priolo petrochemical hub, including Eni Rewind, Polimeri Europa (now Versalis) and Eni (R&M), to present projects for sediments removal from the harbor on the basis of an alleged assessment of responsibility as per a ruling of the Regional Administrative Court of Catania in 2012. The Ministry on various occasions reiterated its own assessment about the environmental responsibility of the companies co-located at the Priolo hub with respect to the pollution of the harbor and warned them against carrying out remediation activities. Following various meetings held with the Ministry of the Environment, Eni Rewind offered to define and to plan for certain environmental remediation activities basing on updated environmental data. The Eni’s subsidiary also commenced activities to identify the persons responsible of the pollution of the harbor and their respective shares of liability.

In September 2020 Eni Rewind took part in the Investigation Services Conference convened by the Ministry of the Environment and the competent bodies and presented a review of the environmental status of the Rada which stated that the pollution was attributable to industrial activities of prior periods and that it would not spread into the surrounding environment.

Between the end of 2023 and the beginning of 2024, the Catania Regional Administrative Court issued a ruling on all the appeals presented by the operators, deeming them as inadmissible, because the injunction does not constitute an act suitable for having legal efficacy with respect to the appellants. The Court did not take a position on the existence of the pollution or otherwise did not make any conclusion about responsibility regarding the pollution of the harbor, limiting itself to highlighting the fact that the proceeding administration believes that the pollution is matter of fact. For this reason, on June 27, 2024, the Group companies challenged the TAR sentences limited to an interpretation of the same as confirming the existence of a final judgment on the responsibility for the contamination.

(v) Eni SpA – Eni Rewind SpA – Raffineria di Gela SpA – Claim for preventive technical inquiry and judgments on the merits. In February 2012, Eni’s subsidiaries Raffineria di Gela SpA and Eni Rewind SpA and the parent company Eni SpA (involved in this matter through the operations of the Refining & Marketing Division) were notified of a claim issued by the parents of children with birth defects in the Municipality of Gela between 1992 and 2007 for a total of 30 cases. The claim called for an inquiry aimed at determining any causality between the birth defects suffered by these children and any environmental pollution caused by the Gela site, quantifying the alleged damages suffered and eventually identifying the terms and conditions to settle the claim. The same issue was the subject of previous criminal proceedings, of which one closed without determining any illegal behavior on the part of Eni or its subsidiaries, while a further criminal proceeding is still pending. In May 2018, the Court issued a first instance judgment concerning one case. The Judge rejected the claim for damages, acknowledging the arguments of the defendant companies in relation to the absence of evidence concerning the existence of a causal link between the birth defects and the alleged industrial pollution. The judgment has been appealed by the claimants.

In June 2021 the Civil Court of Gela issued a second judgment rejecting the claim for compensation, recognizing the validity of the arguments of the defendant companies regarding the lack of evidence on the existence of a cause between the pathology and the alleged industrial pollution. The counterparties filed an appeal.

In relation to the first appeal promoted against the first ruling of the Court of Gela, the First Instance Court of Caltanissetta rejected the appeal proposed and accepted the one proposed incidentally by the Eni companies involved, concerning the regulation of litigation costs relating to the first instance proceedings and the reported incorrectness of the compensation made therein since the legal requirements were not met. The counterparty appealed to the Third Instance Court. In 2024, the Court of Gela issued two other sentences with which the plaintiffs' requests for compensation were rejected. The First Instance Court confirmed the rejection of the claims brought against Eni’s subsidiaries basing on lack of a causal link between the pathologies and the alleged industrial pollution.

(vi) Val d’Agri - Eni / Vibac. In September 2019 a claim was brought in the Court of Potenza against Eni. The plaintiffs are 80 people, living in different municipalities of the Val d’Agri area, who are complaining of economic, non-economic, biological and moral damages, all deriving from the presence of Eni’s oil facilities in the territory. The Judge has been asked to ascertain Eni's responsibility for causing emissions of polluting substances into the atmosphere. The plaintiffs have also requested that Eni be ordered to interrupt any polluting activity and be allowed to resume industrial activities on condition that all the necessary remediation measures be implemented to eliminate all of the alleged dangerous situations. Finally, they are asking Eni for compensation for damages. At the end of the trial phase, the Judge submitted to the parties the proposal for an extra-judicial settlement, fixing a deadline to present further proposals on the matter.

The parties did not adhere to the conciliatory proposal. The Judge deemed the case ripe for a decision and set the hearing to clarify the conclusions for July 10, 2026.

(vii) Eni Rewind SpA / Province of Vicenza – Clean-up process for Trissino site. On May 7, 2019, the Province of Vicenza issued a warning, imposing on certain individuals and companies as MITENI SpA in bankruptcy, Mitsubishi and ICI the obligation to clean-up the Trissino site where MITENI carried out its industrial activity. Based on the analysis carried out by administrative parties, significant concentrations of substances considered highly toxic and carcinogenic were allegedly discovered in groundwater and in surface water at this site. The analysis carried out by the Province of Vicenza with the direct involvement of the Istituto Superiore di Sanità reported the presence of these substances in the blood of about 53,000 people in the area. The Province warned some individuals, including a former employee who served between 1988 and 1996 as CEO of EniChem, a company that was subsequently acquired by Eni Rewind.

Eni Rewind was summoned as the “successor” of EniChem in several appeals before the Regional Administrative Court as the majority shareholder of MITENI, as well as liable for the potential contamination of Trissino plant (together with other subjects). The Province extended the proceeding also to Eni Rewind, which filed a counterclaim for having its position taken out of the procedure.

Eni Rewind appealed to a Regional Administrative Court against the Province claims and orders. Eni Rewind is carrying out the environmental interventions and has made itself available to carry out - as part of the project approved by the territorial administrations in charge- further anti-pollution interventions on a voluntary basis and without giving any acquiescence with respect to the liability charges for the pollution by chemical agents. The Province extended the identification of the person responsible for the pollution also to Manifatture Lane Marzotto & Figli Spa which challenged the relevant provision before the Regional Administrative Court. This act was also challenged by ICI3 and Eni Rewind in the part in which, unlike what was ordered by the Province towards the other companies identified as responsible for the pollution, it does not order Manifatture Lane Marzotto & Figli SpA to carry out the environmental interventions. With sentences issued in May 2024, the Regional Administrative Court ruled on the appeals brought by ICI3 and Mitsubishi regarding the measure to identify the person responsible for the pollution. The administrative judge rejected the appeals, deeming the Province's actions legitimate. Similarly, with a ruling dated December 27, 2024, the Regional Administrative Court also rejected Eni Rewind's appeal, confirming the identification measures adopted by the Province as responsible for the pollution. The Company is considering to appeal the sentence. Discussions are underway with the companies involved to reach a transaction agreement regarding cleanup and remediating costs of the site.

(viii) Eni SpA - Greenpeace Onlus, ReCommon APS and others - Climate dispute. On May 9, 2023, the NGOs Greenpeace Onlus and ReCommon APS, together with 12 private citizens, summoned Eni, the Ministry of Economy and Finance (MEF) and an Italian agency, Cassa Depositi e Prestiti (CDP), before the Civil Court of Rome based on allegations of climate change responsibility. The plaintiffs claimed economic losses and other damages and requested that Eni revise its decarbonisation strategy (for example by reducing by 45% its emissions by 2030 compared to 2020 levels, or other appropriate measures to comply with the Paris Agreement) as well as the cessation of any harmful conducts.

The parties appeared in Court, promptly filing deeds and documents. On June 10, 2024, the plaintiffs promoted a separate proceeding for the settlement of jurisdiction, remitting the final decision regarding the jurisdiction of the Court of Rome seized of the merits proceedings to the Third Instance Court. On July 11, 2024, the Court of Rome ordered the suspension of the proceedings on the merits until the definition of the jurisdiction regulation proposed by the plaintiffs. Eni promptly appeared before the Third Instance Court. The proceeding is ongoing.

(ix) Eni SpA - NAOC / Egbema Voice of Freedom Association - Request for compensation for damages. On November 30, 2023, Eni SpA was notified of a summons relating to a claim advanced by Pastor Nicholas Evaristus Ukaonu, by the Advocates for Community Alternatives association and by the Egbema Voice of Freedom association, for alleged damages deriving from constructions created by NAOC in Nigeria in the territory of the communities represented by the associations. The Pastor and the associations ask for joint compensation from Eni and NAOC for approximately €48 million in addition to the execution of works which, according to the plaintiff, would be necessary to avoid and contain flooding caused by constructions created by NAOC. The application submitted reiterates complaints made in past years, including in 2017 before the National Contact Point envisaged by the OECD Guidelines addressed to Multinational enterprises, where an ad hoc conciliation procedure was initiated which ended with an agreement between the parties. The first hearing was held on December 10, 2024. At the hearing the judge unsuccessfully attempted conciliation and subsequently each party recalled what was deduced in the documents and Eni requested that the case be decided without further preliminary investigation. The Judge reserved the sentence.

(x) Eni Rewind SpA/Calabria Region - Province and Municipality of Crotone - WWF Italy - ARCI and others (Regional Administrative Court of Catanzaro). A decree of the Ministry of the Environment of August 1, 2024 n. 27 ordered the beginning of excavations for the execution of the reclamation of the Site of National Interest of Crotone upon the occurrence of certain conditions and ordered the Calabria Region to start the procedure for removing the constraint from Single Regional Authorization Provision (“PAUR”), which authorized the construction of the D15 - preliminary deposit and D9 plants. Several public entities, as well as the WWF and ARCI associations have challenged the decree with a precautionary application before the Regional Administrative Court. The constraint imposed by the Region in the PAUR obliges Eni Rewind to dispose of waste outside the regional territory; various checks carried out by the Company and confirmed by public entities have confirmed that the only authorized plant capable of receiving hazardous waste from the reclamation is in Crotone. This conclusion was also substantially confirmed by scouting among foreign operators (provided for by the ministerial decree) from which it emerged that only 2 entities (out of almost 30 contacted) are available to accept the hazardous waste coming from the reclamation of the site of Crotone, in a context characterized by regulatory, administrative, timing and logistical uncertainties that are not compatible with the reclamation timetable. The Region's resistance to removing the restriction has so far prevented the start of remediation activities at the site. WWF and ARCI also challenged the order of the Ministry (dated September 24, 2024) requiring Eni Rewind to commence remediation activities. The Company carried out all the preparatory activities for the beginning of the works, implementing the provisions of the Decree. In January 2025, the local authorities warned Eni Rewind and the company in charge of the Crotone landfill not to sign the waste disposal contract and therefore, the remediation activities have yet to start. Eni Rewind (and Edison) appealed against these warnings to the Regional Administrative Court, which requested a report on the environmental remediation plan from the Ministry and set the hearing of the merits for June 18, 2025, together with the appeals against the warnings filed by Eni Rewind.

2. Settled proceedings

(i) Eni SpA R&M Refinery of Livorno - Criminal proceedings for incidents at work. On October 20, 2020, a notice was served at the Livorno refinery for Eni as entity subjected to preliminary investigations in the context of a criminal proceeding pending before the Public Prosecutor's Office of Livorno, in relation to an accident at work occurred in summer of 2019 at an electrical substation of the Refinery and as consequence two employees were injured. The company provided compensations. The allegation was aggravated by personal injury while the Company was accused of being liable pursuant to Legislative Decree No. 231/01.

In September 2021, the Public Prosecutor's Office issued a notice of conclusion of the preliminary investigations. Subsequently, the summons order was notified. Following the outcome of the first level of judgement, on March 12, 2024, the Court issued a sentence of acquittal of the accused natural persons and of Eni SpA pursuant to Legislative Decree. 231/01. The acquittal sentence was not contested and therefore became final.

(ii) Eni SpA - Eni Oil&Gas Inc - Climate change. Between 2017 and 2018, seven lawsuits were brought in the California state court by local government authorities and a fishermen's association against Eni SpA, a subsidiary (Eni Oil & Gas Inc – “EOG”) and several other companies, aimed at obtaining compensation for damages attributable to the increase in sea level and temperature as well as to hydrogeological instability.

On April 25, 2023, the Supreme Court assigned the six government-issued lawsuits to California State Courts. On December 14, 2023, the fishermen's association, having failed to obtain a referral to State Court, voluntarily withdrew from the case. On August 27, 2024, after the meeting before the Court of San Francisco of the remaining pending disputes, as part of the personal jurisdiction evaluation phase (aimed at verifying the effective existence of jurisdiction of the competent court with respect to the defendants), both Eni and EOG were definitively excluded from the relevant proceedings, having accepted the plaintiffs' proposal to conclude the case by settlement, without any admission of liability by Eni and without any possibility of change of mind on the part of the plaintiffs, committing themselves to pay only modest procedural costs.

(iii) OPL 245 Nigeria. In relation to the stipulation between Eni, the Government of the Federal Republic of Nigeria "FGN" and another international oil company of the Resolution Agreement of April 29, 2011 relating to the "Oil Prospecting Licence" of the offshore field identified in block 245, several investigations had been opened by the judicial authorities of Italy, UK and Nigeria concerning alleged crimes in the assignment of the block, including the crime of international corruption. The investigations involved some top managers of Eni and of the Company itself pursuant to Legislative Decree no. 231/01. Eni basing also on the findings of an internal review of the case performed by an independent US legal consultant appointed by the Company’s board of statutory auditors and by the Watch body considered the accusations groundless. The US Department of Justice carried out its own inquiry basing on the US FCPA and dismissed the case without any liability in 2019. The UK prosecutors dismissed the case due to lack of jurisdiction.

The proceeding in Italy established by the Public Prosecutor of Milan, which had requested the indictment of the Eni managers involved and of the Company, was resolved in a manner totally favorable to Eni with a sentence of acquittal for all the defendants because the fact did not exist. The appeal proceedings, promoted by the First Instance public prosecutors, and by the FGN as civil party, concluded during 2022, reaffirming the first instance acquittal sentence which therefore became final.

Finally, FGN, which in 2023 had promoted an appeal to the Third Instance Court against the ruling of the Court of Milan, requesting its annulment with referral to the competent civil judge for the sole purpose of civil rulings and damage compensation, withdrew the appeal to the Third Instance Court, as it was inferred from a letter signed by the Attorney General transmitted after two hearings of the ICSID arbitration held in London. This arbitration was promoted by Eni after the acquittal sentence to protect the investment, requesting the forced conversion of the exploration license (OPL 245) into an extractive license (OML) as well as $700 million in damages for the mere delay (in addition to a reserve for possible damages). On January 20, 2020, Eni's subsidiary in Nigeria (“NAE”) was notified of the beginning of a new criminal case before the Federal High Court of Abuja.

The proceeding, mainly focused on the accusations against Nigerian individuals (including the Minister of Justice in office in 2011, at the time of the disputed facts), has involved NAE and Shell Nigeria Exploration and Production Company Limited (“SNEPCO”) as co-holders of the OPL 245 license. These Nigerian individuals were accused in 2011 of illicit corruption, which NAE and SNEPCO allegedly unlawfully facilitated. The beginning of the trial, originally scheduled for the end of March 2020, was postponed as a result of the closure of judicial offices in Nigeria due to the COVID-19 emergency and resumed at the beginning of 2021. During the proceedings, several witnesses were heard, mainly summoned at the request of the “Economic and Financial Crimes Commission” (“EFCC”). Considering the weakness of the evidence produced by the EFCC, the defendants presented a request for a declaration of no need to proceed, which the EFCC did not oppose for the part relating to the accusations made against NAE, SNEPCO and the Minister of Justice.

(iv) Enimed SpA – Criminal proceedings for alleged evasion of payment of the excise duty on flux products. The criminal case derived from an investigation by the financial police of Ragusa which led to the verification in May 2020 of a series of incidents of theft of flux - an energy product used in suspension of excise duty - stolen directly from Enimed pipelines by arrested third parties flagrantly. As a result of the investigations, the Company was firstly charged with irregularities in the management of the diesel flux with alleged subtractions of indirect taxes (excise duties and VAT) equal to approximately €50 million. The competent Public Prosecutor's Office (Gela) for its part has promoted proceedings against the former CEO of Enimed (for the years 2018 - 2020) and two other employees for the crime of evading the payment of excise duties on energy products. As part of the same proceeding, third parties were being prosecuted for theft of flux, an allegation which put the Eni’s subsidiary in the position of offended person. During the investigations, the Public Prosecutor requested the preventive seizure of €34,135,328 (corresponding to the allegedly unpaid excise duty). This request was deemed unfounded by the investigating judge, ruling out that the crime of evading the payment of excise duties was attributable to the CEO of the Company, who was actually the victim of theft by third parties. At the hearing on October 1, 2024, the Judge for the preliminary hearing pronounced a sentence of no need to proceed because the fact does not constitute a crime against Enimed people. The Public Prosecutor did not appeal; therefore, the sentence became final.

(v) Eni SpA (R&M) – Taranto Refinery - Criminal proceedings for breach of excise assessment. The proceeding relates to the alleged lack of tax assessment of an energy product moved, under excise duty suspension, from a tank of the Taranto refinery.

At the end of the preliminary investigation phase, the former manager of the refinery and three other employees resulted under investigation for an alleged continued hypothesis of subtraction from the assessment of excise duties, due to multiple movements that took place in the period from June 30 to September 9, 2021, from the tank under investigation, the meter of which has been seized since October 13, 2021. Following the hearing on December 17, 2024, the Public Prosecutor of Taranto pronounced an acquittal sentence against all the defendants because the fact does not exist.

(vi) Eni SpA – Eni Rewind SpA – Priolo – Malformation civil lawsuits. In February 2022 Eni Rewind was sued before the Court of Syracuse for compensation for damages (€800,000 for each of the plaintiffs) by two citizens of Augusta (SR), who claimed to have been born with serious malformations due to spills of mercury from the chlor-soda plant in Priolo.

Eni Rewind filed an appearance in court filing a claim and indemnification against Edison, taking into account that the chlor-soda plant was received by Eni group as part of the Enimont transaction, therefore in a period following the alleged exposure to the mercury by the actors, which necessarily occurred between the years of birth 1972 and 1975. Following the incorporation of Edison SpA and the celebration of the respective hearings, the two proceedings are currently in the preliminary investigation phase. The proceeding has become immaterial.

Assets under concession arrangements

Eni operates under concession arrangements mainly in the Exploration & Production segment and the Enilive business line. In the Exploration & Production segment, contractual clauses governing mineral concessions, licenses and exploration permits regulate the access of Eni to hydrocarbon reserves. Such clauses can differ in each country. In particular, mineral concessions, licenses and permits are granted by the legal owners and, generally, entered into with government entities, State oil companies and, in some legal contexts, private owners. Pursuant to the assignment of mineral concessions, Eni sustains all the operational risks and costs related to the exploration and development activities and it is entitled to the productions realized. In respect of the mining concessions received, Eni pays royalties in accordance with the tax legislation in force in the country and is required to pay income taxes deriving from the exploitation of the concession. In production sharing agreement and service contracts, realized productions are defined based on contractual agreements with State oil companies, which hold the concessions. Such contractual agreements regulate the recovery of costs incurred for the exploration, development and operating activities (Cost Oil) and give entitlement to the own portion of the realized productions (Profit Oil). In the Enilive business line, several service stations and other auxiliary assets of the distribution service are located in the motorway areas and they are granted by the motorway concession operators following a public tender for the sub-concession of the supplying of oil products distribution service and other auxiliary services. In exchange for the granting of the services described above, Eni provides to the motorway companies fixed and variable royalties based on quantities sold. At the end of the concession period, all non-removable assets are transferred to the grantor of the concession for no consideration.

Environmental regulations

In the future, Eni will sustain significant expenses in relation to compliance with environmental, health and safety laws and regulations and for reclaiming, safety and remediation works of areas previously used for industrial production and dismantled sites. In particular, regarding the environmental risk, management does not currently expect any material adverse effect upon Eni’s Consolidated Financial Statements, taking account of ongoing remediation actions, existing insurance policies and the environmental risk provision accrued in the Consolidated Financial Statements. However, management believes that it is possible that Eni may incur material losses or significant responsibilities because, at the current state of knowledge, it is impossible to forecast the effects of future developments taking into account, among other things, the following aspects: (i) the possibility of as yet unknown contamination; (ii) the results of ongoing surveys and other possible effects of statements required by Legislative Decree 152/2006; (iii) new developments in environmental regulation (i.e. Law No. 68/2015 on crimes against the environment and European Directive 2015/2193 on medium combustion plants); (iv) the effect of possible technological changes relating to future remediation; and (v) the possibility of litigation and the difficulty of determining Eni’s liability, if any, as against other potentially responsible parties with respect to such litigation and the possible insurance recoveries.

Emission trading

From 2021, the fourth phase of the European Union Emissions Trading Scheme (EU-ETS) came in force. The award of free emission allowances is performed based on emission benchmarks defined at European level specific to each industrial segment, except for the electric power generation sector that is not eligible for allocations for no consideration. At the same time, emissions trading (UK ETS) was introduced in the United Kingdom, the rules of which are largely similar to those of the EU-ETS. This regulatory scheme implies for Eni’s plants subject to emission trading a lower assignment of emission permits compared to the emissions recorded in the relevant year and, consequently, the necessity of covering the amounts in excess by purchasing the relevant emission allowances on the open market. In 2024, the emissions of carbon dioxide from Eni’s plants were higher than the free allowances assigned to Eni. Against emissions of carbon dioxide amounting to approximately 17.1 million tonnes, Eni was awarded free emission allowances of 5.4 million tonnes, determining a deficit of 11.7 million tonnes. This deficit was entirely covered through the purchase of emission allowances in the open market, with delivery in 2025.